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                                                               EXHIBIT 10.12.3

                                THE SYSTEM WORKS, INC.
                                  STOCK OPTION PLAN
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    SECTION 1.     PURPOSE AND TYPES OF OPTIONS TO BE GRANTED HEREUNDER.  The
purpose of The System Works, Inc. Stock Option Plan (the "Plan") is to provide a means whereby The System Works, Inc. (the "Company") will, through the grant of options to purchase common stock of the Company, attract and retain highly qualified and competent employees and motivate such employees to exert their best efforts on behalf of the Company and any "Subsidiary" (as hereinafter defined) of the Company. As used herein, the term "Subsidiary" means any subsidiary of the Company within the definition of "subsidiary corporation" in
Section 425(f) of the Internal Revenue Code of 1986, as hereafter amended (the "Code"). Subject to compliance with the provisions of the Plan and the Code, Incentive Stock Options as defined in Section 422A of the Code ("ISOs") and options outside of Section 422A of the Code ("Nonqualified Options") may be authorized and made available under the Plan (any of such ISOs and Nonqualified Options may hereinafter sometimes be collectively referred to as "Options" or singularly as an "Option").

    SECTION 2.     ELIGIBILITY; NUMBER OF SHARES AVAILABLE UNDER PLAN.

    (a) The persons eligible to participate in the Plan as recipients of ISOs and Nonqualified Options, or either of them (hereinafter referred to as "employees"), shall include key employees of the Company or of any Subsidiary. The word "employees" does not include directors of the Company as such, but does include directors of the Company who are otherwise employed by the Company.

    (b) The Company hereby allocates and reserves an aggregate number of 750,000 shares of the $.0l par value common stock of the Company (the "Shares") for the grant of Options hereunder by the Company to the employees of the Company or of a Subsidiary thereof and the Company shall reserve and set aside in accordance with the Georgia Business Corporation Code, an equal number of authorized but unissued Shares of same to be issued only on the exercise of any Options granted under the Plan.

    For those Options granted prior to December 31, 1986, the aggregate fair market value (determined as of the time



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an ISO was granted) of Shares for which any employee may be granted ISOs in any calendar year shall not exceed $100,000 plus any unused carryover to such year as determined under Section 422A(c)(4) of the Code. If any Option granted prior to December 31, 1986 under the Plan shall terminate, expire or, with the consent of the optionee, be cancelled as to any Shares, new Options may thereafter be granted covering such Shares.

    For those options granted after December 31, l986, the aggregate fair market value (determined at the time the option is granted) of Shares with respect to which ISOs are exercisable for the first time by such individual during any calendar year (under all such plans of the Company and any subsidiary) shall not exceed $100,000, however the aggregate value of Shares (determined at the time an ISO is granted) under an ISO granted after December 31, 1986 can exceed $100,000.

    SECTION 3.     ADMINISTRATION OF THE PLAN.

    (a) ESTABLISHMENT OF COMMITTEE. The Plan shall be administered by a Stock Option Committee (the "Committee") as established and appointed by the Board of Directors of the Company from time to time.

    (b) RESPONSIBILITIES OF COMMITTEE. Subject to the terms hereof, the Committee shall from time to time (a) determine and designate those employees of the Company or of any Subsidiary thereof to whom an Option or Options shall be granted; (b) authorize the grant of various ISOs (within the meaning of Section 422A(b) of the code) or other Nonqualified Options, and the price, term of payment and other terms thereof; (c) determine the number of Shares subject to each such Option; and (d) determine the time or times when and the manner in which each such Option shall be exercisable and the duration of such exercise period. The Committee shall designate each such Option as either an ISO or Nonqualified Option at the time of the grant thereof and such designation shall remain unchanged thereafter.

    (c) INTERPRETATION OF THE PLAN. The Committee shall interpret the Plan, prescribe, amend or rescind any rules and regulations necessary or appropriate for the administration of the Plan, and take all such other action as it deems necessary or advisable to fully implement the terms and the spirit hereof, except as otherwise expressly provided herein. Any interpretation, determination, or other



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action made or taken by the Committee shall be final, binding and conclusive upon optionee, unless otherwise provided herein.

    SECTION 4. TERMS AND CONDITIONS. Each Option granted hereunder shall be evidenced by a written agreement (the "Agreement") in form and substance satisfactory to the Committee and in accordance with the following express terms and conditions and such other terms and conditions as the Committee may deem appropriate:

    (a) OPTION PERIOD. Except as otherwise provided herein, each Agreement shall specify the period for which the Option thereunder is granted (which shall in no event exceed ten years from the earlier to occur of the date the Plan is adopted by the Board of Directors of the Company or is approved by the stockholders of same) and shall provide that the exercise of such Option is prohibited by its terms after the expiration of ten (10) years from the date such Option is granted. An Agreement for the grant of an ISO to any employee who at the time of such grant owns stock possessing more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary shall only be made in accordance with the Code and the regulations promulgated thereunder which are in effect at such time.

    (b)  OPTION PRICE.

         (1) ISO PRICE. Upon the grant of an ISO hereunder, the option price per Share shall be determined by the Committee at the time of such grant, and shall not be less than the fair market value (but in no event less than the par value) of each Share on the date the ISO is granted. The option price per share for an ISO granted to an optionee who owns an aggregate number of shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary shall be determined in accordance with the Code and the regulations promulgated thereunder which are in effect at such time.

         (2) NONQUALIFIED OPTION PRICE. In the event a Nonqualified Option is granted hereunder, the option price per Share shall be determined by the Committee at the time any such Nonqualified Option is granted and may be more or less than the fair market value (but in no event less than the par value) of a Share at the time such Nonqualified Option is granted.


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    (c)  EXERCISE OF OPTION.  Subject to the provisions of this Plan, any
Option granted hereunder shall be exercised only at such time or times as determined by the Committee at the time of the grant thereof and as set forth in the Agreement.

    (d) OUTSTANDING ISOs. No ISO granted prior to December 31, 1986 shall be exercisable unless every previously granted ISO has been exercised in full or expired by reason of lapse of time. ISOs granted after December 31, 1986 shall be exercisable whether or not any previously granted ISO has been exercised in full or expired by reason of lapse of time or otherwise.

    (e) PAYMENT OF PURCHASE PRICE UPON EXERCISE. The purchase price of the Shares subject to any Option hereunder shall be paid to the Company at the time of exercise (i) in cash, (ii) with Shares of the Company, (iii) with a promissory note, (iv) any combination of cash, Shares of the Company or promissory notes, or (v) in such other consideration as the Committee deems appropriate at the time of grant of such Option.

    (f) EXERCISE UPON TERMINATION OF EMPLOYMENT Upon the termination of an optionee's employment for any reason, all rights to exercise the option shall be upon such terms and conditions which the Committee establishes and sets forth in the Agreement evidencing such Option; provided, that in the event of the grant of an ISO, all such rights shall be limited to the extent provided in the Code and the regulations promulgated thereunder which are in effect at the time of the grant of such Option.

    (g) NONTRANSFERABILITY. No Option granted under the Plan shall be transferable by optionee other than by will or the laws of descent and distribution, and an Option is exercisable during the optionee's lifetime only by the optionee named therein.

    (h) INVESTMENT REPRESENTATION. Each Agreement shall contain the requirement that, upon demand by the Committee and prior to the delivery of any Shares to be acquired thereunder, the optionee shall deliver to the Committee a written representation in form and substance satisfactory to the Committee, affirming that the Shares to be acquired by optionee thereby, if not registered pursuant to applicable state and/or federal securities laws, shall be acquired for investment purposes only and not for resale or with a view to the distribution thereof.


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    (i)  ADJUSTMENTS.  In the event of any change in the capital of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of Shares, any rights offering to purchase Shares at a price substantially below fair market value, or of any similar change affecting the Shares, then, in any such event, the number and kind of Shares subject to an Option and the purchase price per Share shall be appropriately adjusted consistent therewith; however, in the case of a merger or consolidation, the Committee may determine that adjustments are not appropriate under the circumstances. Any adjustment(s) so made shall be final and binding upon optionee.

    (j) QUALIFIED ISOs. Each Agreement for the grant of an ISO thereby shall contain such terms and provisions as the Committee deems necessary or desirable to qualify such Option as an ISO within the meaning of Section 422A of the Code, provided, however, that in no event shall the Company be liable to an optionee or his beneficiary for any income tax, gift tax or other consequences to same should such Option fail to qualify as an ISO.

    (k) NO RIGHTS AS SHAREHOLDER. No optionee shall have any rights as a shareholder of the Company or any Subsidiary thereof prior to the date of issuance of a certificate or certificates representing all or any portion of the Shares purchased pursuant to such Option.

    (l) NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any Option granted hereunder shall not affect in any way whatsoever the employment of such optionee with the Company or any Subsidiary nor the right of the Company or the Subsidiary, as the case may be, to terminate optionee's employment with same.

    SECTION 5. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules, and regulations, including, but not limited to, those of the United States and its states, and to such approvals by any government or regulatory agency as may be required.

    SECTION 6. AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan; provided, however, that,



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unless otherwise approved by a majority of the issued and outstanding shares of the Company and subject to the provisions of Paragraph 4(i) hereof, the Board of Directors or the Committee may not (a) increase the number of Shares reserved for Options pursuant to Section 2; (b) permit the granting of any Option at the option price less than that determined in accordance with Section 4(b); (c) shorten the period provided for in Section 4(c) that must elapse between the date of granting an Option and the date on which any part of an Option may be exercised; (d) permit the granting of Options which expire beyond the period provided for in Section 4(a); or (e) change the class of employees eligible to receive Options hereunder. Without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any Option previously granted to same under the Plan.

    SECTION 7. EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board of Directors of the Company, so long as the approval of the holders of a majority of the outstanding shares of stock of the Company entitled to vote thereon is secured within twelve months before or after the Plan is or was adopted by such Board. The Plan shall continue in effect until June 26, 1994, unless sooner terminated in accordance with Section 6 hereof.

    SECTION 8. GOVERNING LAW. This Plan shall be construed and interpreted in accordance with Georgia law, to the extent such construction and interpretation does not adversely affect the treatment of any Option intended to qualify as an ISO under the Code.

    SECTION 9. NAME. The Plan shall be known as the "The System Works, Inc. Stock Option Plan."


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